NOTICE OF WITHDRAWAL OF TENDER

                             Regarding Interests in

                   TORREY INTERNATIONAL STRATEGY PARTNERS, LLC

                   Tendered Pursuant to the Offer to Purchase
                                Dated May 2, 2007

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                   The Offer and withdrawal rights will expire
                    at, and this Notice of Withdrawal must be
            received by the Fund by 12:00 midnight, Eastern Standard
                   Time, on May 31, 2007, unless the Offer is
                                    extended.

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        Complete this Notice of Withdrawal and Return by Mail or Fax to:

                             Torrey Associates, LLC

                                 505 Park Avenue
                                   Fifth Floor
                            New York, New York 10022
                               Fax: (212) 644-8333

                           For additional information:
                              Phone: (212) 644-7800

Ladies and Gentlemen:

          The undersigned wishes to withdraw the tender of its limited liability company interest in Torrey International Strategy Partners, LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated
_____________________.

This tender was in the amount of:

          |_|  Entire limited liability company interest.

          |_| Portion of limited liability company interest expressed as a specific dollar value. $___________

          |_| Portion of limited liability company interest in excess of the Required Minimum Balance.

          The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

Signature(s).

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For Individual Investors                   For Other Investors:
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and Joint Tenants:
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Signature                                  Print Name of Investor
(Signature of Owner(s) Exactly as
 Appeared on Investor Certification)


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Print Name of Investor                     Signature
                                           (Signature of Owner(s) Exactly as
                                            Appeared on Investor Certification)


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Joint Tenant Signature if necessary        Print Name of Signatory and Title
(Signature of Owner(s) Exactly as
 Appeared on Investor Certification)


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Print Name of Joint Tenant                 Co-signatory if necessary
                                           (Signature of Owner(s) Exactly as
                                            Appeared on Investor Certification)


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                                           Print Name and Title of Co-signatory
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Date: ___________________

SK 80350 0166 770321